Exhibit 99.1

Pure Storage Announces First Quarter Fiscal 2017 Financial Results

~ Year Over Year Revenue Up Almost 90% ~

Mountain View, Calif. - May 25, 2016 – Pure Storage (NYSE: PSTG) today announced financial results for its fiscal quarter ended April 30, 2016.

Key highlights include:

·         Quarterly revenue: $139.9 million, up 89% Y-Y, and ahead of our guidance range

·         Quarterly gross margin: 66.5% GAAP; 67.3% non-GAAP, up 6.5 ppts and 6.8 ppts Y-Y, respectively

·         Quarterly operating margin: -45.6% GAAP; -29.4% non-GAAP, up 19.5 ppts and 23.8 ppts Y-Y, respectively

“We are pleased to report another strong quarter,” said Scott Dietzen, CEO of Pure Storage. “Year over year, our revenue growth continues to dramatically outpace both our storage industry competitors and the broader enterprise technology sector. While the legacy players retool complex, 20-year-old products to compete, customers continue to be attracted to Pure’s simplicity and superior customer experience across flash-optimized software, hardware, our Evergreen business model and cloud management.”

"Pure delivered robust April quarter results, with better-than-expected revenue and improving margin performance year over year," said Tim Riitters, CFO of Pure Storage. “We continue to expect to reach sustained positive cash flow by the second half of calendar year 2017.”

In the quarter, Pure Storage grew its customer base to more than 1,950 organizations, adding almost 300 new customers, including SoftBank, the University of Melbourne, The World Bank and GMO CLOUD K.K., Japan’s largest Internet hosting company.

First Quarter Fiscal 2017 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended April 30, 2015 and 2016 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended April 30, 2015	Three Months Ended April 30, 2016	Year-Over-Year Change
Revenue	$74.1	$139.9	89%
Gross Margin	60.0%	66.5%	6.5 ppts
Product Gross Margin	64.3%	69.5%	5.2 ppts
Support Gross Margin	33.8%	54.3%	20.5 ppts
Operating Loss	-$48.3	-$63.8	-$15.5
Operating Margin	-65.1%	-45.6%	19.5 ppts
Net Loss	-$49.1	-$63.5	-$14.4
Net Loss per Share	-$1.51	-$0.34	$1.17
Weighted-Average Shares (Basic and Diluted)	32.6	189.3	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended April 30, 2015	Three Months Ended April 30, 2016	Year-Over-Year Change
Gross Margin	60.5%	67.3%	6.8 ppts
Product Gross Margin	64.4%	69.6%	5.2 ppts
Support Gross Margin	37.0%	58.0%	21.0 ppts
Operating Loss	-$39.4	-$41.1	-$1.7
Operating Margin	-53.2%	-29.4%	23.8 ppts
Net Loss	-$40.3	-$40.8	-$0.5
Net Loss per Share	-$0.26	-$0.22	$0.04
Weighted-Average Shares (Basic and Diluted)	154.9	189.3	N/A
Free Cash Flow	-$20.9	-$17.6	$3.3

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Second Quarter Fiscal 2017 Guidance:

•	Revenue in the range of $153 million to $157 million
•	Non-GAAP gross margin in the range of 65% to 68%
•	Non-GAAP operating margin in the range of -30% to -26%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the first quarter of fiscal 2017 results at 2:00 p.m. (PT) on May 25, 2016. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call. Teleconference details are as follows:

•	To Listen Via Telephone: 877-883-0383 or 412-902-6506 (for international callers) with passcode 6650445.
•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at http://investor.purestorage.com/.
•

Replay: A telephone playback of this conference call is scheduled to be available beginning at 4:00 p.m. (PT) on May 25, 2016, through 4:00 p.m. (PT) on June 1, 2016. The replay will be accessible by calling 877-344-7529 (international callers: 412-317-0088), with access code 10085778. The call runs 24 hours per day, including weekends.

A replay of the webcast will be available for approximately 45 days.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing first quarter results at investor.purestorage.com and blog.purestorage.com.

Upcoming Investor Conference

Pure Storage Co-Founder and CTO, John “Coz” Colgrove, will be participating in a fireside chat at the Bank of America Merrill Lynch Conference in San Francisco on Thursday, June 2 at 9:15 a.m. (PT). A link to the webcast of this session will be available at investor.purestorage.com.

Pure Storage CEO, Scott Dietzen, will be participating in a fireside chat at the Stifel 2016 Technology, Internet & Media Conference in San Francisco on Monday, June 6 at 11:30 a.m. (PT). A link to the webcast of this session will be available at investor.purestorage.com.

Annual Meeting of Stockholders

Pure Storage will hold its 2016 annual meeting of stockholders on Thursday, June 9, 2016 at 10:00 a.m. (PT). The meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/PSTG2016. The record date for the meeting is Monday, April 11, 2016, and only stockholders of record on that date are eligible to participate in the meeting. Other interested persons may listen to the live webcast of the meeting and can view the 2016 proxy statement and Annual Report on Form 10-K at investor.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) accelerates possible, transforming businesses in ways previously unimagined. The company’s disruptive, software-driven storage technology combined with a customer-friendly business model drives business and IT transformation for customers through dramatic increases in performance and efficiency at lower costs. Pure Storage FlashArray//m is simpler, faster and more elegant than any other technology in the data center. FlashArray //m is ideal for the move toward big data and for performance-intensive workloads such as cloud computing, database systems, desktop virtualization, real-time analytics and server virtualization. With Pure's industry leading Satmetrix-certified NPS score of 79, Pure customers are some of the happiest in the world, and include large and mid-size organizations across a range of industries: cloud-based software and service providers, consumer web, education, energy, financial services, governments, healthcare, manufacturing, media, retail and telecommunications. With Pure Storage, companies push the boundaries of what's possible to become faster, smarter and more innovative.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, customer adoption and business model advantages, our ability to maintain growth and take market share, and our financial outlook for the second quarter of fiscal 2017 and statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended January 31, 2016, which is available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended April 30, 2016. All information provided in this release and in the attachments is as of May 25, 2016, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, payroll tax expense related to stock-based activities and assumed preferred stock conversion. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by (used in) operating activities to free cash flow," included at the end of this release.

Andy Connor – IR contact, Pure Storage

Tel: (650) 243-0481

ir@purestorage.com

Amy Cronk – media contact, Pure Storage

Tel: (650) 468-4724

pr@purestorage.com

PURE STORAGE, INC.

Condensed Consolidated Balance Sheets

(in thousands)

	January 31,	April 30,
	2016	2016
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$604,742	$286,096
Marketable securities	—	320,899
Accounts receivable, net of allowance of $944 and $1,509	126,324	97,164
Inventory	20,649	21,980
Deferred commissions, current	15,703	12,136
Prepaid expenses and other current assets	20,652	23,154
Total current assets	788,070	761,429
Property and equipment, net	52,629	71,255
Intangible assets, net	6,980	6,654
Deferred income taxes, non-current	536	605
Other long-term assets	22,568	21,532
Total assets	$870,783	$861,475

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$38,187	$42,444
Accrued compensation and benefits	32,995	18,560
Accrued expenses and other liabilities	14,076	15,970
Deferred revenue, current	94,514	107,223
Liability related to early exercised stock options	4,760	4,584
Total current liabilities	184,532	188,781
Deferred revenue, non-current	121,690	129,634
Other long-term liabilities	1,207	1,643
Total liabilities	307,429	320,058

Stockholders’ equity:
Common stock and additional paid-in capital	1,118,689	1,159,404
Accumulated other comprehensive income	—	807
Accumulated deficit	(555,335)	(618,794)
Total stockholders' equity	563,354	541,417

Total liabilities and stockholders' equity	$870,783	$861,475

PURE STORAGE, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended April 30,
	2015	2016
	(unaudited)
Revenue:
Product	$63,618	$111,738
Support	10,459	28,209
Total revenue	74,077	139,947

Cost of revenue:
Product (1)	22,712	34,042
Support (1)	6,924	12,893
Total cost of revenue	29,636	46,935

Gross profit	44,441	93,012

Operating expenses:
Research and development (1)	31,682	52,500
Sales and marketing (1)	48,327	82,816
General and administrative (1)	12,692	21,482
Total operating expenses	92,701	156,798

Loss from operations	(48,260)	(63,786)
Other income (expense), net	(703)	1,282
Loss before provision for income taxes	(48,963)	(62,504)
Provision for income taxes	157	955
Net loss	$(49,120)	$(63,459)

Net loss per share attributable to common stockholders, basic and diluted	$(1.51)	$(0.34)

Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	32,605	189,283

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$56	$102
Cost of revenue -- support	333	1,051
Research and development	3,625	11,220
Sales and marketing	3,444	7,237
General and administrative	1,401	2,524
Total stock-based compensation expense	$8,859	$22,134

PURE STORAGE, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended April 30,
	2015	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(49,120)	$(63,459)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	6,479	10,432
Stock-based compensation expense	8,859	22,134
Other	—	484
Changes in operating assets and liabilities:
Accounts receivable, net	4,070	28,593
Inventory	(1,470)	(2,623)
Deferred commissions	1,763	4,141
Prepaid expenses and other assets	(2,985)	(2,744)
Accounts payable	(285)	166
Accrued compensation and other liabilities	(3,626)	(11,017)
Deferred revenue	22,198	20,653
Net cash provided by (used in) operating activities	(14,117)	6,760

Cash flows from investing activities
Purchases of property and equipment	(6,742)	(24,376)
Purchases of marketable securities	—	(343,466)
Sales of marketable securities	—	23,327
Decrease in restricted cash	—	706
Net cash used in investing activities	(6,742)	(343,809)

Cash flows from financing activities
Net proceeds from exercise of stock options	1,691	3,324
Proceeds from issuance of common stock under employee stock purchase plan	—	15,079
Payments of deferred offering costs	(313)	—
Net cash provided by financing activities	1,378	18,403

Net decrease in cash and cash equivalents	(19,481)	(318,646)
Cash and cash equivalents, beginning of period	192,707	604,742
Cash and cash equivalents, end of period	$173,226	$286,096

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended April 30, 2015						Three Months Ended April 30, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$56	(c)					$102	(c)
Gross profit -- product	$40,906	64.3%	$56		$40,962	64.4%	$77,696	69.5%	$102		$77,798	69.6%

			$333	(c)					$1,051	(c)
Gross profit -- support	$3,535	33.8%	$333		$3,868	37.0%	$15,316	54.3%	$1,051		$16,367	58.0%

			$389	(c)					$1,153	(c)
Total gross profit	$44,441	60.0%	$389		$44,830	60.5%	$93,012	66.5%	$1,153		$94,165	67.3%

(a) GAAP gross margin is defined as gross profit divided by revenue.

(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.

(c) To eliminate stock-based compensation expense.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended April 30, 2015						Three Months Ended April 30, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$8,859	(c)					$22,134	(c)
			—	(d)					505	(d)
Loss from operations	$(48,260)	-65.1%	$8,859		$(39,401)	-53.2%	$(63,786)	-45.6%	$22,639		$(41,147)	-29.4%

			$8,859	(c)					$22,134	(c)
			—	(d)					505	(d)
Net loss	$(49,120)		$8,859		$(40,261)		$(63,459)		$22,639		$(40,820)

Net loss per share -- basic and diluted	$(1.51)				$(0.26)		$(0.34)				$(0.22)

Weighted-average shares used in per share calculation -- basic and diluted	32,605		122,281	(e)	154,886		189,283				189,283

(a) GAAP operating margin is defined as loss from operations divided by revenue.

(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.

(c) To eliminate stock-based compensation expense.

(d) To eliminate payroll tax expense related to stock-based activities.

(e) To assume preferred stock conversion as of the beginning of the period.

Reconciliation from net cash provided by (used in) operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended April 30,
	2015	2016
Net cash provided by (used in) operating activities	$(14,117)	$6,760
Less: purchases of property and equipment	(6,742)	(24,376)
Free cash flow	$(20,859)	$(17,616)
Free cash flow as % of revenue	-28.2%	-12.6%